Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Dennis Anderson"
                                                --------------------------------
                                                Dennis Anderson - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004              "Robert Fetherstonaugh"
                                        ----------------------------------------
                                        Robert Fetherstonaugh - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Stephen Bronfman"
                                                --------------------------------
                                                Stephen Bronfman - Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Katrina Houde"
                                                --------------------------------
                                                Katrina Houde - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Cyril Ing"
                                                --------------------------------
                                                Cyril Ing - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Jeremy Kendall"
                                                --------------------------------
                                                Jeremy Kendall - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Camillo Lisio"
                                                --------------------------
                                                Camillo Lisio - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Jim Rifenbergh"
                                                --------------------------------
                                                Jim Rifenbergh - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Joe Riz"
                                                --------------------------------
                                                Joe Riz - Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation, (the "Corporation"), hereby appoints John Dietrich and/or Jeremy N. Kendall and Benjamin Chhiba and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2003 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 11, 2004                      "Allan Routh"
                                                --------------------------------
                                                Allan Routh - Director